UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549




                               FORM 8-K
                            CURRENT REPORT




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) August 10, 2004



                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)



           Delaware                   1-3390                04-2260388
(State or other jurisdiction of    (Commission           (I.R.S. Employer
incorporation or organization)     File Number)         Identification No.)



9000 W. 67th Street, Shawnee Mission, Kansas                66202
  (Address of principal executive offices)               (Zip Code)



   (Registrant's telephone number, including area code)    (913) 676-8800



                            Not Applicable
    (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to Item 12:

     99.1 Press release of Seaboard Corporation dated August 10, 2004 announcing earnings for the second quarter ended July 3, 2004.


Item 12.  Results of Operations and Financial Condition

On August 10, 2004, Registrant issued a press release announcing earnings for the quarter ended July 3, 2004. The full text of this press release is included as exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  August 10, 2004

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Treasurer and Chief Financial Officer

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